UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2013

                   Blue Water Restaurant Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              202 Osmanthus Way, Canton, GA  30114

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory

Item 5.02

Arrangements of Certain Officers

On June 17, 2013, Blue Water Restaurant Group, Inc. issued a press release announcing an expansion of its management team.

On June 14, 2013, we accepted the resignation of our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and Board member Michael Hume.  Subsequent to his resignation from these positions, Mr. Hume was appointed to the newly created executive officer position of Vice President.  Mr. Hume will now focus exclusively on the development of our Blue Water Bar & Grill™ brand.

In conjunction with Mr. Hume’s change of responsibility, Scott Sitra was appointed as a member of our Board of Directors and to the executive officer positions previously held by Mr. Hume, including President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.  Mr. Sitra has been tasked with seeking new sources of financing and overseeing our ongoing filing requirements with the Securities and Exchange Commission.  Below is a summary of Mr. Sitra’s professional career:

J. Scott Sitra, 41, has served as our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and member of our Board of Directors since June 2013.  He concurrently serves as the President and Chief Executive Officer of Taurus Financial Partners, LLC (“Taurus”), an international management and financial consulting firm specializing in assisting small and promising businesses with obtaining and maintaining a public listing on the OTC Bulletin Board (OTCBB).  Mr. Sitra founded Taurus in February 2010.

Before starting Taurus, Mr. Sitra worked as an independent consultant advising development stage businesses on various matters relating to business finance and how to obtain a public listing on a US exchange.  Prior to being an independent consultant, Mr. Sitra served in varying capacities, including as an executive officer and a member of the board of directors, to several private and public entities.  He has actively participated in the successful growth and development of several private and public entities within a multitude of industries, including high technology, oil and gas exploration, marketing and retailing, food and beverage, and publishing.

A copy of the June 17, 2017 press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit 99.9

Press Release dated June 17, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER RESTAURANT GROUP, INC.

Dated: June 17, 2013

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

3